SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 28, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other             Commission              IRS Employer
jurisdiction               File Number             Identification
of incorporation                                   Number

Delaware                     1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On May 28, 2002 registrant issued a press release entitled "Halliburton Settles Thirty Asbestos Claims," pertaining to an announcement that registrant has settled a group of thirty mesothelioma and lung cancer cases pending in New York at a value consistent with registrant's historical averages for these types of claims.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)   Exhibits.

               Exhibit 20 - Press release dated May 28, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:   May 28, 2002                   By: /s/ Susan S. Keith
                                          -----------------------------------
                                               Susan S. Keith
                                               Vice President and Secretary







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                                  EXHIBIT INDEX



Exhibit                                                    Sequentially
Number                  Description                        Numbered Page

20                      Press Release of                   5 of 5
                        May 28, 2002
                        Incorporated by Reference











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